UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 8, 2024

SMART GLOBAL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-38102	98-1013909
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Walkers Corporate Limited

190 Elgin Avenue

George Town, Grand Cayman

Cayman Islands

KY1-9008

(Address of principal executive offices) (Zip Code)

(510) 623-1231

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Ordinary shares, $0.03 par value per share	SGH	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 8, 2024, Ken Rizvi notified SMART Global Holdings, Inc. (the “Company”) that after over three years as the Company’s senior vice president and chief financial officer (“CFO”), he intends to resign to pursue another opportunity. His resignation will be effective June 30, 2024 and is not the result of any dispute or disagreement with the Company.

Effective upon Mr. Rizvi’s departure, Jack Pacheco, the Company’s former CFO and current chief operating officer and president of Memory Solutions, will assume the role of interim CFO and serve as the Company’s principal financial and accounting officer on an interim basis until the Company appoints a permanent successor. Mr. Pacheco’s biographical information is set forth in the Company’s Definitive Proxy Statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on December 19, 2023, which information is incorporated herein by reference. No new compensatory arrangements will be entered into with Mr. Pacheco in connection with his service as interim CFO.

There are no arrangements or understandings between Mr. Pacheco and any other person pursuant to which Mr. Pacheco will assume the role of interim CFO, nor are there any family relationships between Mr. Pacheco and any other director or executive officer of the Company. Mr. Pacheco has no direct or indirect material interest in any “related person” transaction or proposed transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 7.01	Regulation FD Disclosure.

On May 14, 2024, the Company issued a press release regarding the events described in Item 5.02. Additionally, the Company reaffirmed its financial outlook for the third quarter of fiscal 2024. The text of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The information furnished pursuant to Item 7.01 of this Form 8-K, including the information contained in Exhibit 99.1 of this Form 8-K, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Exhibit

99.1	Press release dated May 14, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMART GLOBAL HOLDINGS, INC.
Date: May 14, 2024

	By:	/s/ Anne Kuykendall
Anne Kuykendall Senior Vice President and Chief Legal Officer